UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-05379

Name of Registrant: Royce Focus Trust, Inc.

Address of Registrant: 745 Fifth Avenue
New York, NY 10151

Name and address of agent for service:	John E. Denneen, Esquire
745 Fifth Avenue
New York, NY 10151

Registrant’s telephone number, including area code: (212) 508-4500
Date of fiscal year end: December 31
Date of reporting period: January 1, 2014 – December 31, 2014

Item 1. Reports to Shareholders.

DECEMBER 31, 2014

2014 Annual
Review and Report to Stockholders

Royce Focus Trust

roycefunds.com

Table of Contents

Annual Review

Performance	1

Annual Report to Stockholders

Manager’s Discussion of Fund Performance

Royce Focus Trust	2

History Since Inception	4

Distribution Reinvestment and Cash Purchase Options	5

Schedule of Investments and Other Financial Statements

Royce Focus Trust	6

Directors and Officers	16

Board Approval of Investment Advisory Agreements	17

Notes to Performance and Other Important Information	19

Results of Stockholders Meeting	20

Managed Distribution Policy

The Board of Directors of Royce Focus Trust has authorized a managed distribution policy (“MDP”). Under the MDP, Royce Focus Trust pays quarterly distributions at an annual rate of 5% of the average of the prior four quarter-end net asset values, with the fourth quarter being the greater of this annualized rate or the distribution required by IRS regulations. With each distribution, the Fund will issue a notice to its stockholders and an accompanying press release that provides detailed information regarding the amount and composition of the distribution (including whether any portion of the distribution represents a return of capital) and other information required by the Fund’s MDP. You should not draw any conclusions about the Fund’s investment performance from the amount of distributions or from the terms of the Fund’s MDP. The Fund’s Board of Directors may amend or terminate the MDP at any time without prior notice to stockholders. On February 26, 2015, stockholders will consider approving a new investment advisory agreement for the Fund with Sprott Asset Management, L.P (“Sprott”). If such approval is obtained, the MDP will terminate, however, Sprott has indicated its intention to propose to the new Fund board the prompt adoption of a new managed distribution policy.

This page is not part of the 2014 Annual Report to Stockholders

Performance

NAV Average Annual Total Returns As of December 31, 2014 (%)

FUND	1-YR	3-YR	5-YR	10-YR	15-YR	SINCE INCEPTION	INCEPTION DATE

Royce Focus Trust	0.32	10.20	7.84	6.63	10.41	9.99	11/1/96[1]

INDEX

Russell 2500	7.07	19.97	16.36	8.72	8.59	10.03	n.a.

[1] Date on which Royce & Associates, LLC assumed investment management responsibility for the Fund.

Important Performance and Risk Information
All performance information in this Review and Report reflects past performance, is presented on a total return basis, and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when sold. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. The Fund is a closed-end registered investment company whose respective shares of common stock may trade at a discount to the net asset value. Shares of the Fund’s common stock is also subject to the market risk of investing in the underlying portfolio securities held by the Fund. All indexes referenced are unmanaged and capitalization-weighted. Each index’s returns include net reinvested dividends and/or interest income. Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group. The Russell 2500 Index is an index of the 2,500 smallest publicly traded U.S. companies in the Russell 3000 Index. The performance of an index does not represent exactly any particular investment, as you cannot invest directly in an index. Index returns include net reinvested dividends and/or interest income. Royce Focus Trust is a closed-end fund whose shares of common stock trade on the Nasdaq. Royce Fund Services, Inc (“RFS”) is a member of FINRA and has filed this Review and Report with FINRA on behalf of the Fund. RFS is not an underwriter or distributor of the Fund.

		This page is not part of the 2014 Annual Report to Stockholders | 1

MANAGER’S DISCUSSION
Royce Focus Trust

Whitney George

FUND PERFORMANCE
After a strong first half, 2014 became a disappointing year for Royce Focus Trust (FUND) on both an absolute and relative basis. For the calendar year, the Fund was up 0.3% on an NAV (net asset value) basis and 0.6% based on market price, both returns well behind the 7.1% gain for its benchmark, the Russell 2500 Index, over the same period. The first half saw the Fund easily outpacing its benchmark. FUND rose an impressive 12.7% on an NAV basis and 15.0% on a market price basis for the six-month period ended June 30, 2014 while the Russell 2500 advanced 5.8%.

Although large-cap stocks made slight net gains, small-caps began to slide in the third quarter when FUND’s limited portfolio of stocks slipped 7.3% on an NAV basis and 6.7% on a market price basis, placing it behind its benchmark, which declined 5.3%. At this stage of the year, however, the Fund remained ahead of the benchmark for the nine-month period ended September 30, 2014. It was during the fourth quarter, then, that FUND lost its relative advantage. For many stocks, large and small, the year’s final quarter was a solidly bullish period. It was certainly a good one for the Fund’s benchmark, which advanced 6.8% for the period. FUND, on the other hand, suffered losses of 4.0% on an NAV basis and 6.3% on a market price basis. This was mostly due to net losses in the Energy sector and, to a lesser degree, in the metals & mining industry (from the Materials sector). There was some better news for longer-term periods. The Fund outpaced the Russell 2500 on an NAV basis for the 15-year period ended December 31, 2015. The Fund’s average annual NAV total return for the since inception of our management (11/1/96) period ended December 31, 2014 was 10.0%.

WHAT WORKED... AND WHAT DIDN’T
The Energy and Materials sectors suffered losses in the third and forth quarter, making them the first- and second-largest detractors from 2014 performance. This came after Energy had posted the largest net gains of all the Fund’s sectors in the first half while Materials had the third most. They were joined by Industrials and Consumer Staples on the list of sectors that detracted from calendar-year results. The nearly 50% decline in crude oil prices during the year’s second half hurt the share price of long-time holding Trican Well Service. The company is the largest pressure pumping service provider in Canada and a leading fracturing company in Russia. We built our position in TGS-NOPEC Geophysical, a Norwegian company that provides geoscientific data products and services to oil and gas companies. Earnings and revenues were hurt by the drop in commodity prices. We were confident in the long-term prospects for the industry, so we increased our already overweight exposure to Energy in 2014. With the exception of Exxon-Mobil, our holdings were exclusively in the energy equipment & services industry.

In a similar vein, we also added shares of Nu Skin Enterprises as its stock price fell through the year. A personal skin care product maker and distributor based in Utah, Nu Skin resolved some distribution issues in China by paying a small fine early in the year while it also improved training, restructured its debt covenants, and reversed a cash flow problem. This was all good news. We remain confident in its long-term rebound potential, which will likely be driven by a recovery in its most important market, China. Seeing an opportunity as its share price was falling, we also built our stake in London-based Ashmore Group, which is one of the world’s leading emerging markets asset management companies. Its shares were challenged by concerns about the debt cycle and worrisome news from Russia and other emerging markets in 2014. Earnings have been hurt, though revenues have remained mostly consistent. We liked its long-term prospects enough for it to be a top-20 holding at the end of the period. Finally, we also modestly added to our position in GameStop Corporation, a video game retailer that sells new and pre-owned gaming products, including hardware and software. Its shares were volatile through much of the year, but trended downward in November after the firm reported lower-than-expected earnings.

We remained pleased with the comeback of Myriad Genetics. A molecular diagnostic company that specializes in genetic testing for cancer, its share price fell rapidly in the wake of a mixed ruling from the Supreme Court in June 2013, which held that human genes cannot be patented. The stock began to recover in the first quarter of 2014, and the firm remains a leader in genetic testing with a variety of industry-standard tools for detecting hereditary cancer risk. We took some gains in April and December.

Top Contributors to Performance For 2014 (%)[1]

Myriad Genetics	1.81

Western Digital	1.34

Apple	1.25

SanDisk Corporation	0.87

Cirrus Logic	0.65

[1] Includes dividends

Top Detractors from Performance For 2014 (%)[2]

Nu Skin Enterprises Cl. A	-1.74

Trican Well Service	-1.10

Ashmore Group	-0.84

GameStop Corporation Cl. A	-0.71

TGS-NOPEC Geophysical	-0.63

[2] Net of dividends

CURRENT POSITIONING AND OUTLOOK
We ended 2014 with much the same sector weightings as we began, keeping the portfolio diversified in terms of market capitalization, industries, and geographies. Our exposure was geared heavily toward both economically sensitive cyclical areas and commodity-based businesses.

2 | 2014 Annual Report to Stockholders

PERFORMANCE AND PORTFOLIO REVIEW	SYMBOLS MARKET PRICE FUND NAV XFUNX

Performance
Average Annual Total Return (%) Through 12/31/14
	JUL-DEC 2014*	1-YR	3-YR	5-YR	10-YR	15-YR	SINCE INCEPTION (11/1/96)**

FUND (NAV)	-11.02	0.32	10.20	7.84	6.63	10.41	9.99

*Not Annualized	**Date on which Royce & Associates assumed investment management responsibility for the Fund.

Relative Returns: Monthly Rolling Average Annual Return Periods
15 Years Through 12/31/14

On a monthly rolling basis, the Fund outperformed the Russell 2500 in 75% of all 10-year periods; 72% of all 5-year periods; 66% of all 3-year periods; and 60% of all 1-year periods.

	PERIODS BEATING THE INDEX		FUND AVG (%)*	INDEX AVG (%)*

10-year	46/61	75%	10.7	8.3

5-year	87/121	72%	11.0	8.6

3-year	96/145	66%	11.3	9.2

1-year	102/169	60%	13.7	10.7

*Average of monthly rolling average annual total returns over the specified periods.

Market Price Performance History Since Inception (11/1/96)1
Cumulative Performance of Investment2
	1-YR	5-YR	10-YR	15-YR	20-YR	SINCE INCEPTION (11/01/96)

FUND	0.6%	45.2%	56.7%	391.9%	N/A	501.9%

Adjusted Market Price[2]	.....	Actual Market Price[3]

[1]	Royce & Associates assumed investment management responsibility for the Fund on 11/1/96.
[2]	Reflects the cumulative performance experience of a continuous common stockholder who reinvested all distributions and fully participated in the primary subscription of the Fund’s 2005 rights offering.
[3]	Reflects the actual month-end market price movement of one share as it has traded on Nasdaq.

Morningstar Style MapTM    As of 12/31/14

The Morningstar Style Map is the Morningstar Style BoxTM with the center 75% of fund holdings plotted as the Morningstar Ownership ZoneTM. The Morningstar Style Box is designed to reveal a fund’s investment strategy. The Morningstar Ownership Zone provides detail about a portfolio’s investment style by showing the range of stock sizes and styles. The Ownership Zone is derived by plotting each stock in the portfolio within the proprietary Morningstar Style Box. Over time, the shape and location of a fund’s ownership zone may vary. See page 19 for additional information.

Portfolio Diagnostics

Fund Net Assets	$188 million

Number of Holdings	50

Turnover Rate	29%

Net Asset Value	$8.26

Market Price	$7.27

Average Market Capitalization[1]	$5,796 million

Weighted Average P/E Ratio[2],[3]	16.2x

Weighted Average P/B Ratio[2]	2.1x

Holdings ≥ 75% of Total Investments	28

Active Share [4]	99%

U.S. Investments (% of Net Assets)	71.4%

Non-U.S. Investments (% of Net Assets)	27.1%

Calendar Year Total Returns (%)
FUND
YEAR	(NAV)

2014	0.3

2013	19.7

2012	11.4

2011	-10.5

2010	21.8

2009	54.0

2008	-42.7

2007	12.2

2006	15.8

2005	13.7

2004	29.3

2003	54.3

2002	-12.5

2001	10.0

2000	20.9

Top 10 Positions
% of Net Assets

Western Digital	4.7

Apple	4.4

Myriad Genetics	4.3

Cirrus Logic	4.0

Franklin Resources	4.0

Kennedy-Wilson Holdings	3.5

Exxon Mobil	3.0

SanDisk Corporation	2.9

Buckle (The)	2.8

TGS-NOPEC Geophysical	2.7

Portfolio Sector Breakdown
% of Net Assets

Information Technology	20.3

Materials	17.3

Financials	16.7

Energy	12.6

Industrials	9.8

Consumer Discretionary	9.6

Consumer Staples	6.5

Health Care	5.7

Cash and Cash Equivalents	1.5

[1]	Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.
[2]	Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.
[3]	The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (10% of portfolio holdings as of 12/31/14).
[4]	Active Share is the sum of the absolute values of the different weightings of each holding in the Fund versus each holding in the benchmark, divided by two.

Important Performance and Risk Information

All performance information reflects past performance, is presented on a total return basis, and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Current performance may be higher or lower than performance quoted. Returns as of the most recent month-end may be obtained at www.roycefunds.com. The market price of the Fund’s shares will fluctuate, so that shares may be worth more or less than their original cost when sold. The Fund normally invests primarily in small-cap companies, which may involve considerably more risk than investing in a larger-cap companies. The Fund also generally invests a significant portion of its assets in a limited number of stocks, which may involve considerably more risk than a broadly diversified portfolio because a decline in the value of any one of these stocks would cause the Fund’s overall value to decline to a greater degree. Regarding the “Top Contributors” and “Top Detractors” tables shown on page 2, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s performance for 2014.

2014 Annual Report to Stockholders | 3

History Since Inception

The following table details the share accumulations by an initial investor in the Funds who reinvested all distributions and participated fully in primary subscriptions for each of the rights offerings. Full participation in distribution reinvestments and rights offerings can maximize the returns available to a long-term investor. This table should be read in conjunction with the Performance and Portfolio Reviews of the Funds.

HISTORY		AMOUNT INVESTED	PURCHASE PRICE[1]	SHARES	NAV VALUE[2]	MARKET VALUE[2]

Royce Focus Trust
10/31/96	Initial Purchase	$4,375	$4.375	1,000	$5,280	$4,375

12/31/96					5,520	4,594

12/5/97	Distribution $0.53		5.250	101	6,650	5,574

12/31/98					6,199	5,367

12/6/99	Distribution $0.145		4.750	34	6,742	5,356

12/6/00	Distribution $0.34		5.563	69	8,151	6,848

12/6/01	Distribution $0.14		6.010	28	8,969	8,193

12/6/02	Distribution $0.09		5.640	19	7,844	6,956

12/8/03	Distribution $0.62		8.250	94	12,105	11,406

2004	Annual distribution total $1.74		9.325	259	15,639	16,794

5/6/05	Rights offering	2,669	8.340	320

2005	Annual distribution total $1.21		9.470	249	21,208	20,709

2006	Annual distribution total $1.57		9.860	357	24,668	27,020

2007	Annual distribution total $2.01		9.159	573	27,679	27,834

2008	Annual distribution total $0.47[3]		6.535	228	15,856	15,323

3/11/09	Distribution $0.09[3]		3.830	78	24,408	21,579

12/31/10					29,726	25,806

2011	Annual distribution total $0.41[3]		6.894	207	26,614	22,784

2012	Annual distribution total $0.46		6.686	255	29,652	25,549

2013	Annual distribution total $0.40		7.222	219	35,501	31,166

2014	Annual distribution total $0.42		7.890	222

12/31/14		$7,044		4,312	$35,617	$31,348

[1]	The purchase price used for annual distribution totals is a weighted average of the distribution reinvestment prices for the year.
[2]	Values are stated as of December 31 of the year indicated, after reinvestment of distributions.
[3]	Includes a return of capital.

4 | 2014 Annual Report to Stockholders

Distribution Reinvestment and Cash Purchase Options

Why should I reinvest my distributions?
By reinvesting distributions, a stockholder can maintain an undiluted investment in the Fund. The regular reinvestment of distributions has a significant impact on stockholder returns. In contrast, the stockholder who takes distributions in cash is penalized when shares are issued below net asset value to other stockholders.

How does the reinvestment of distributions from the Royce closed-end funds work?
The Funds automatically issue shares in payment of distributions unless you indicate otherwise. The shares are generally issued at the lower of the market price or net asset value on the valuation date.

How does this apply to registered stockholders?
If your shares are registered directly with a Fund, your distributions are automatically reinvested unless you have otherwise instructed the Funds’ transfer agent, Computershare, in writing, in which case you will receive your distribution in cash. A registered stockholder also may have the option to receive the distribution in the form of a stock certificate.

What if my shares are held by a brokerage firm or a bank?
If your shares are held by a brokerage firm, bank, or other intermediary as the stockholder of record, you should contact your brokerage firm or bank to be certain that it is automatically reinvesting distributions on your behalf. If they are unable to reinvest distributions on behalf, you should have your shares registered in your name in order to participate.

What other features are available for registered stockholders?
The Distribution Reinvestment and Cash Purchase Plans also allow registered stockholders to make optional cash purchases of shares of a Fund’s common stock directly through Computershare on a monthly basis, and to deposit certificates representing your FUND shares with Computershare for safekeeping. Plan participants are subject to a $0.75 service fee for each voluntary cash purchase under the Plans. The Funds’ investment adviser absorbed all commissions on optional cash purchases under the Plans through December 31, 2014.

How do the Plans work for registered stockholders?
Computershare maintains the accounts for registered stockholders in the Plans and sends written confirmation of all transactions in the account. Shares in the account of each participant will be held by Computershare in non-certificated form in the name of the participant, and each participant will be able to vote those shares at a stockholder meeting or by proxy. A participant may also send stock certificates for FUND held by them to Computershare to be held in non-certificated form. There is no service fee charged to participants for reinvesting distributions. If a participant elects to sell shares from a Plan account, Computershare will deduct a $2.50 service fee from the sale transaction. The Fund’s investment adviser absorbed all commissions on optional sales under the Plans through December 31, 2014. If a nominee is the registered owner of your shares, the nominee will maintain the accounts on your behalf.

How can I get more information on the Plans?
You can call an Investor Services Representative at (800) 221-4268 or you can request a copy of the Plan for your Fund from Computershare. All correspondence (including notifications) should be directed to: [Name of Fund] Distribution Reinvestment and Cash Purchase Plan, c/o Computershare, PO Box 43078, Providence, RI 02940-3078, telephone (800) 426-5523 (from 9:00 A.M. to 5:00 P.M.).

2014 Annual Report to Stockholders | 5

Royce Focus Trust

Schedule of Investments
Common Stocks – 98.5%
	SHARES	VALUE

CONSUMER DISCRETIONARY – 9.6%
AUTOMOBILES - 2.7%
Thor Industries	90,000	$5,028,300

HOUSEHOLD DURABLES - 1.1%
Garmin	40,000	2,113,200

SPECIALTY RETAIL - 5.8%
Buckle (The)	100,000	5,252,000
†Chico’s FAS	120,000	1,945,200
GameStop Corporation Cl. A	110,000	3,718,000

		10,915,200

Total (Cost $12,807,217)		18,056,700

CONSUMER STAPLES – 6.5%
FOOD PRODUCTS - 5.0%
Cal-Maine Foods	65,000	2,536,950
Industrias Bachoco ADR[1]	70,000	3,491,600
Sanderson Farms	40,000	3,361,000

		9,389,550

PERSONAL PRODUCTS - 1.5%
Nu Skin Enterprises Cl. A	65,000	2,840,500

Total (Cost $8,254,539)		12,230,050

ENERGY – 12.6%
ENERGY EQUIPMENT & SERVICES - 9.6%
Helmerich & Payne	75,000	5,056,500
Pason Systems	200,000	3,768,291
TGS-NOPEC Geophysical	235,000	5,084,540
Trican Well Service	320,000	1,534,171
Unit Corporation [1]	75,000	2,557,500

		18,001,002

OIL, GAS & CONSUMABLE FUELS - 3.0%
Exxon Mobil	60,000	5,547,000

Total (Cost $24,821,634)		23,548,002

FINANCIALS – 16.7%
CAPITAL MARKETS - 11.2%
Ashmore Group	1,000,000	4,335,489
Federated Investors Cl. B	80,000	2,634,400
Franklin Resources	135,000	7,474,950
Sprott	1,750,000	3,675,332
Value Partners Group	3,500,000	2,923,116

		21,043,287

DIVERSIFIED FINANCIAL SERVICES - 2.0%
Berkshire Hathaway Cl. B [1]	25,000	3,753,750

REAL ESTATE MANAGEMENT & DEVELOPMENT - 3.5%
Kennedy-Wilson Holdings	260,000	6,578,000

Total (Cost $24,258,625)		31,375,037

HEALTH CARE – 5.7%
BIOTECHNOLOGY - 4.2%
Myriad Genetics [1]	235,000	8,004,100

PHARMACEUTICALS - 1.5%
Medicines Company (The)[1]	100,000	2,767,000

Total (Cost $8,814,855)		10,771,100

INDUSTRIALS – 9.8%
CONSTRUCTION & ENGINEERING - 1.2%
Jacobs Engineering Group [1]	50,000	2,234,500

MACHINERY - 5.4%
†AGCO Corporation	85,000	3,842,000
Lincoln Electric Holdings	25,000	1,727,250
Semperit AG Holding	95,000	4,597,058

		10,166,308

MARINE - 1.3%
Clarkson	80,000	2,361,409

ROAD & RAIL - 1.9%
FRP Holdings [1]	90,000	3,528,900

Total (Cost $16,225,710)		18,291,117

INFORMATION TECHNOLOGY – 20.3%
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 6.3%
Cirrus Logic [1]	320,000	7,542,400
MKS Instruments	120,000	4,392,000

		11,934,400

SOFTWARE - 2.0%
Microsoft Corporation	80,000	3,716,000

TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS - 12.0%
Apple	75,000	8,278,500
SanDisk Corporation	55,000	5,388,900
Western Digital	80,000	8,856,000

		22,523,400

Total (Cost $20,958,061)		38,173,800

MATERIALS – 17.3%
CHEMICALS - 4.0%
Mosaic Company (The)	65,000	2,967,250
Westlake Chemical	75,000	4,581,750

		7,549,000

METALS & MINING - 13.3%
Alamos Gold	200,000	1,428,817
†Franco-Nevada Corporation	65,000	3,197,350
Fresnillo	250,000	2,966,696
Globe Specialty Metals	220,000	3,790,600
† Hochschild Mining[1]	1,000,000	1,368,324
Major Drilling Group International	250,000	1,228,697
Pan American Silver	140,000	1,288,000
Pretium Resources [1]	100,000	577,552
Randgold Resources ADR	45,000	3,033,450
Reliance Steel & Aluminum	60,000	3,676,200
Schnitzer Steel Industries Cl. A	20,500	462,480
Seabridge Gold [1]	250,000	1,887,500

		24,905,666

Total (Cost $32,971,434)		32,454,666

TOTAL COMMON STOCKS

(Cost $149,112,075)		184,900,472

6 | 2014 Annual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

December 31, 2014

Schedule of Investments (continued)

VALUE

REPURCHASE AGREEMENT– 1.5%

Fixed Income Clearing Corporation, 0.00% dated 12/31/14, due 1/2/15, maturity value $2,829,000 (collateralized by obligations of various U.S. Government Agencies, 2.625% due 1/31/18, valued at $2,890,700)

(Cost $2,829,000)	$2,829,000

TOTAL INVESTMENTS – 100.0%

(Cost $151,941,075)	187,729,472

CASH AND OTHER ASSETS LESS LIABILITIES – 0.0%	19,243

NET ASSETS – 100.0%	$187,748,715

†	New additions in 2014.
[1]	Non-income producing.

Bold indicates the Fund’s 20 largest equity holdings in terms of December 31, 2014, market value.

TAX INFORMATION: The cost of total investments for Federal income tax purposes was $151,957,317. At December 31, 2014, net unrealized appreciation for all securities was $35,772,155, consisting of aggregate gross unrealized appreciation of $47,869,791 and aggregate gross unrealized depreciation of $12,097,636. The primary difference between book and tax basis cost is the timing of the recognition of losses on securities sold.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	2014 Annual Report to Stockholders | 7

Royce Focus Trust	December 31, 2014

Statement of Assets and Liabilities

ASSETS:
Total investments at value	$184,900,472

Repurchase agreements (at cost and value)	2,829,000

Cash and foreign currency	859

Receivable for dividends and interest	251,895

Prepaid expenses and other assets	15,221

Total Assets	187,997,447

LIABILITIES:
Payable for investment advisory fee	159,246

Payable for directors’ fees	14,887

Accrued expenses	74,599

Total Liabilities	248,732

Net Assets	$187,748,715

ANALYSIS OF NET ASSETS:
Paid-in capital - $0.001 par value per share; 22,731,209 shares outstanding (150,000,000 shares authorized)	$147,635,296

Undistributed net investment income (loss)	263,408

Accumulated net realized gain (loss) on investments and foreign currency	4,066,612

Net unrealized appreciation (depreciation) on investments and foreign currency	35,783,399

Net Assets (net asset value per share - $8.26)	$187,748,715

Investments at identified cost	$149,112,075

8 | 2014 Annual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Royce Focus Trust	Year Ended December 31, 2014

Statement of Operations

INVESTMENT INCOME:
INCOME:
Dividends	$3,669,436

Foreign withholding tax	(166,233)

Securities lending	337,234

Total income	3,840,437

EXPENSES:

Investment advisory fees	1,990,090

Stockholder reports	80,737

Custody and transfer agent fees	60,675

Directors’ fees	53,196

Professional fees	39,092

Administrative and office facilities	22,193

Other expenses	35,467

Total expenses	2,281,450

Compensating balance credits	(8)

Net expenses	2,281,442

Net investment income (loss)	1,558,995

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
NET REALIZED GAIN (LOSS):

Investments	9,774,345

Foreign currency transactions	(13,553)

NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION):

Investments and foreign currency translations	(10,968,038)

Other assets and liabilities denominated in foreign currency	(6,148)

Net realized and unrealized gain (loss) on investments and foreign currency	(1,213,394)

NET INCREASE (DECREASE) IN NET ASSETS FROM INVESTMENT OPERATIONS	$345,601

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	2014 Annual Report to Stockholders | 9

Royce Focus Trust

Statement of Changes in Net Assets

	YEAR ENDED 12/31/14	YEAR ENDED 12/31/13

INVESTMENT OPERATIONS:
Net investment income (loss)	$1,558,995	$1,106,843

Net realized gain (loss) on investments and foreign currency	9,760,792	8,575,534

Net change in unrealized appreciation (depreciation) on investments and foreign currency	(10,974,186)	21,821,027

Net increase (decrease) in net assets from investment operations	345,601	31,503,404

DISTRIBUTIONS:
Net investment income	(1,675,831)	(993,984)

Net realized gain on investments and foreign currency	(7,690,254)	(7,656,872)

Total distributions	(9,366,085)	(8,650,856)

CAPITAL STOCK TRANSACTIONS:
Reinvestment of distributions	5,333,573	4,994,934

Total capital stock transactions	5,333,573	4,994,934

Net Increase (Decrease) In Net Assets	(3,686,911)	27,847,482

NET ASSETS:

Beginning of year	191,435,626	163,588,144

End of year (including undistributed net investment income (loss) of $263,408 at 12/31/14 and $23,390 at 12/31/13)	$187,748,715	$191,435,626

10 | 2014 Annual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Royce Focus Trust

Financial Highlights
This table is presented to show selected data for a share of Common Stock outstanding throughout each period, and to assist stockholders in evaluating the Fund’s performance for the periods presented.

	YEARS ENDED

	12/31/14	12/31/13	12/31/12	12/31/11	12/31/10

Net Asset Value, Beginning of Period	$8.68	$7.66	$7.36	$8.72	$7.16

INVESTMENT OPERATIONS:

Net investment income (loss)	0.07	0.05	0.06	0.02	(0.01)

Net realized and unrealized gain (loss) on investments and foreign currency	(0.04)	1.40	0.81	(0.86)	1.65

Total investment operations	0.03	1.45	0.87	(0.84)	1.64

DISTRIBUTIONS TO PREFERRED STOCKHOLDERS:

Net investment income	–	–	(0.01)	–	(0.05)

Net realized gain on investments and foreign currency	–	–	(0.06)	(0.07)	(0.03)

Total distributions to Preferred Stockholders	–	–	(0.07)	(0.07)	(0.08)

Net Increase (Decrease) in Net Assets Applicable to Common Stockholders from Investment Operations	0.03	1.45	0.80	(0.91)	1.56

DISTRIBUTIONS TO COMMON STOCKHOLDERS:

Net investment income	(0.08)	(0.05)	(0.04)	–	–

Net realized gain on investments and foreign currency	(0.34)	(0.35)	(0.42)	(0.29)	–

Return of capital	–	–	–	(0.12)	–

Total distributions to Common Stockholders	(0.42)	(0.40)	(0.46)	(0.41)	–

CAPITAL STOCK TRANSACTIONS:

Effect of reinvestment of distributions by Common Stockholders	(0.03)	(0.03)	(0.04)	(0.04)	–

Total capital stock transactions	(0.03)	(0.03)	(0.04)	(0.04)	–

Net Asset Value, End of Period	$8.26	$8.68	$7.66	$7.36	$8.72

Market Value, End of Period	$7.27	$7.62	$6.60	$6.30	$7.57

TOTAL RETURN: [1]

Net Asset Value	0.32%	19.73%	11.42%	(10.51)%	21.79%

Market Value	0.58%	21.99%	12.14%	(11.75)%	19.59%

RATIOS BASED ON AVERAGE NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS:

Investment advisory fee expense	1.00%	1.00%	1.14%	1.15%	1.17%

Other operating expenses	0.15%	0.17%	0.19%	0.18%	0.20%

Total expenses (net)[2]	1.15%	1.17%	1.33%	1.33%	1.37%

Expenses prior to balance credits	1.15%	1.17%	1.33%	1.33%	1.37%

Net investment income (loss)	0.78%	0.63%	0.74%	0.27%	(0.15)%

SUPPLEMENTAL DATA:

Net Assets Applicable to Common Stockholders, End of Period (in thousands)	$187,749	$191,436	$163,588	$150,856	$172,291

Liquidation Value of Preferred Stock, End of Period (in thousands)				$25,000	$25,000

Portfolio Turnover Rate	29%	23%	16%	33%	36%

PREFERRED STOCK:

Total shares outstanding				1,000,000	1,000,000

Asset coverage per share				$175.86	$197.29

Liquidation preference per share				$25.00	$25.00

Average month-end market value per share				$25.65	$25.38

[1]
The Market Value Total Return is calculated assuming a purchase of Common Stock on the opening of the first business day and a sale on the closing of the last business day of each period. Dividends and distributions are assumed for the purposes of this calculation to be reinvested at prices obtained under the Fund’s Distribution Reinvestment and Cash Purchase Plan. Net Asset Value Total Return is calculated on the same basis, except that the Fund’s net asset value is used on the purchase and sale dates instead of market value.

[2]	Expense ratios based on total average net assets including liquidation value of Preferred Stock were 1.17%, 1.16% and 1.17% for the years ended December 31, 2012, 2011 and 2010, respectively.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	2014 Annual Report to Stockholders | 11

Royce Focus Trust

Notes to Financial Statements

Summary of Significant Accounting Policies:
Royce Focus Trust, Inc. (the “Fund”), is a diversified closed-end investment company incorporated under the laws of the State of Maryland. The Fund commenced operations on March 2, 1988, and Royce & Associates, LLC (“Royce”) assumed investment management responsibility for the Fund on November 1, 1996.
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services-Investment Companies”.
At December 31, 2014, officers, employees of Royce, Fund directors, the Royce retirement plans and other affiliates owned 30% of the Fund.

VALUATION OF INVESTMENTS:
Securities are valued as of the close of trading on the New York Stock Exchange (NYSE) (generally 4:00 p.m. Eastern time) on the valuation date. Securities that trade on an exchange, and securities traded on Nasdaq’s Electronic Bulletin Board, are valued at their last reported sales price or Nasdaq official closing price taken from the primary market in which each security trades or, if no sale is reported for such day, at their highest bid price. Other over-the-counter securities for which market quotations are readily available are valued at their highest bid price, except in the case of some bonds and other fixed income securities which may be valued by reference to other securities with comparable ratings, interest rates and maturities, using established independent pricing services. The Fund values its non-U.S. dollar denominated securities in U.S. dollars daily at the prevailing foreign currency exchange rates as quoted by a major bank. Securities for which market quotations are not readily available are valued at their fair value in accordance with the provisions of the 1940 Act, under procedures approved by the Fund’s Board of Directors, and are reported as Level 3 securities. As a general principle, the fair value of a security is the amount which the Fund might reasonably expect to receive for the security upon its current sale. However, in light of the judgment involved in fair valuations, there can be no assurance that a fair value assigned to a particular security will be the amount which the Fund might be able to receive upon its current sale. In addition, if, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. The Fund uses an independent pricing service to provide fair value estimates for relevant non-U.S. equity securities on days when the U.S. market volatility exceeds a certain threshold. This pricing service uses proprietary correlations it has developed between the movement of prices of non-U.S. equity securities and indices of U.S.-traded securities, futures contracts and other indications to estimate the fair value of relevant non-U.S. securities. When fair value pricing is employed, the prices of securities used by the Fund may differ from quoted or published prices for the same security. Investments in money market funds are valued at net asset value per share.
Various inputs are used in determining the value of the Fund’s investments, as noted above. These inputs are summarized in the three broad levels below:

Level 1	–	quoted prices in active markets for identical securities.
Level 2	–	other significant observable inputs (including quoted prices for similar securities, foreign securities that may be fair valued and repurchase agreements). The table below includes all Level 2 securities. Any Level 2 securities with values based on quoted prices for similar securities would be noted in the Schedule of Investments.
Level 3	–
significant unobservable inputs (including last trade price before trading was suspended, or at a discount thereto for lack of marketability or otherwise, market price information regarding other securities, information received from the company and/or published documents, including SEC filings and financial statements, or other publicly available information).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2014. For a detailed breakout of common stocks by sector classification, please refer to the Schedule of Investments.

	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Common Stocks	$161,263,839	$23,636,633	–	$184,900,472

Cash Equivalents	–	2,829,000	–	2,829,000

For the year ended December 31, 2014, certain securities have transferred in and out of Level 1 and Level 2 measurements. The Fund recognizes transfers between levels as of the end of the reporting period. At December 31, 2014, securities valued at $17,183,768 were transferred from Level 1 to Level 2 within the fair value hierarchy.

12 | 2014 Annual Report to Stockholders

Royce Focus Trust

Notes to Financial Statements (continued)

REPURCHASE AGREEMENTS:
The Fund may enter into repurchase agreements with institutions that the Fund’s investment adviser has determined are creditworthy. The Fund restricts repurchase agreements to maturities of no more than seven days. Securities pledged as collateral for repurchase agreements, which are held until maturity of the repurchase agreements, are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). Repurchase agreements could involve certain risks in the event of default or insolvency of the counter-party, including possible delays or restrictions upon the ability of the Fund to dispose of its underlying securities.

FOREIGN CURRENCY:
Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, expiration of currency forward contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, including investments in securities at the end of the reporting period, as a result of changes in foreign currency exchange rates.

SECURITIES LENDING:
The Fund loans securities through a lending agent to qualified institutional investors for the purpose of realizing additional income. Collateral for the Fund on all securities loaned is accepted in cash and cash equivalents and invested temporarily by the custodian. The collateral maintained is at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund retains the risk of any loss on the securities on loan as well as incurring the potential loss on investments purchased with cash collateral received for securities lending. The Fund’s securities lending income consists of the income earned on investing cash collateral, plus any premium payments received for lending certain securities, less any rebates paid to borrowers and lending agent fees associated with the loan. The lending agent is not affiliated with Royce.

TAXES:
As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The Schedule of Investments includes information regarding income taxes under the caption “Tax Information”.

DISTRIBUTIONS:
The Fund pays quarterly distributions on the Fund’s Common Stock at the annual rate of 5% of the rolling average of the prior four calendar quarter-end NAVs of the Fund’s Common Stock, with the fourth quarter distribution being the greater of 1.25% of the rolling average or the distribution required by IRS regulations. Prior to November 15, 2012, distributions to Preferred Stockholders were accrued daily and paid quarterly. Distributions to Common Stockholders are recorded on ex-dividend date. Distributable capital gains and/or net investment income were first allocated to Preferred Stockholder distributions, with any excess allocable to Common Stockholders. If capital gains and/or net investment income were allocated to both Preferred and Common Stockholders, the tax character of such allocations was proportional. To the extent that distributions are not paid from long-term capital gains, net investment income or net short-term capital gains, they will represent a return of capital. Distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. Permanent book and tax differences relating to stockholder distributions will result in reclassifications within the capital accounts. Undistributed net investment income may include temporary book and tax basis differences, which will reverse in a subsequent period. Any taxable income or gain remaining undistributed at fiscal year end is distributed in the following year.

INVESTMENT TRANSACTIONS AND RELATED INVESTMENT INCOME:
Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Non-cash dividend income is recorded at the fair market value of the securities received. Interest income is recorded on an accrual basis. Premium and discounts on debt securities are amortized using the effective yield-to-maturity method. Realized gains and losses from investment transactions are determined on the basis of identified cost for book and tax purposes.

EXPENSES:
The Fund incurs direct and indirect expenses. Expenses directly attributable to the Fund are charged to the Fund’s operations, while expenses applicable to more than one of the Royce Funds are allocated equitably. Certain personnel, occupancy costs and other administrative expenses related to the Funds are allocated by Royce under an administration agreement and are included in

2014 Annual Report to Stockholders | 13

Royce Focus Trust

Notes to Financial Statements (continued)

EXPENSES (continued):
administrative and office facilities and professional fees. The Fund has adopted a deferred fee agreement that allows the Directors to defer the receipt of all or a portion of directors’ fees otherwise payable. The deferred fees are invested in certain Royce Funds until distributed in accordance with the agreement.

COMPENSATING BALANCE CREDITS:
The Fund has an arrangement with its custodian bank, whereby a portion of the custodian’s fee is paid indirectly by credits earned on the Fund’s cash on deposit with the bank. This deposit arrangement is an alternative to purchasing overnight investments. Conversely, the Fund pays interest to the custodian on any cash overdrafts, to the extent they are not offset by credits earned on positive cash balances.

Capital Stock:
The Fund issued 675,314 and 691,786 shares of Common Stock as reinvestment of distributions for the years ended December 31, 2014 and December 31, 2013, respectively.

Investment Advisory Agreement:
The Investment Advisory Agreement between Royce and the Fund provides for fees to be paid at an annual rate of 1.0% of the Fund’s average daily net assets. For the year ended December 31, 2014, the Fund accrued and paid Royce investment advisory fees totaling $1,990,090. On December 16, 2014, the Fund’s Board of Directors approved, subject to stockholder approval, a new investment advisory agreement with Sprott Asset Management, LP and a new sub-investment advisory agreement with Sprott Asset Management U.S.A., Inc. A stockholder meeting seeking stockholder approval of these agreements is scheduled to take place on February 26, 2015.

Purchases and Sales of Investment Securities:
For the year ended December 31, 2014, the costs of purchases and proceeds from sales of investment securities, other than short-term securities, amounted to $55,679,944 and $56,846,748, respectively.

Distributions to Stockholders:
The tax character of distributions paid to common stockholders during 2014 and 2013 was as follows:

DISTRIBUTIONS PAID FROM:	2014	2013

Ordinary income	$1,809,538	$1,372,026

Long-term capital gain	7,556,547	7,278,830

	$9,366,085	$8,650,856

As of December 31, 2014, the tax basis components of distributable earnings included in stockholders’ equity were as follows:

Net unrealized appreciation (depreciation)	$35,767,156

Post October loss*	(2,286)

Undistributed ordinary income	537,406

Undistributed capital gains	3,811,143

$40,113,419

*Under the current tax law, capital losses and foreign currency losses after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of December 31, 2014, the Fund had $2,286 of post October currency losses.

The difference between book and tax basis unrealized appreciation (depreciation) is attributable primarily to partnership investments.
For financial reporting purposes, capital accounts and distributions to stockholders are adjusted to reflect the tax character of permanent book/tax differences. These differences are primarily due to differing treatments of income and gains on various investment securities and foreign currency transactions held by the Fund, timing differences and different characterization of distributions made by the Fund. For the year ended December 31, 2014, the Fund recorded the following permanent reclassifications. Results of operations and net assets were not affected by these reclassifications.

UNDISTRIBUTED NET	ACCUMULATED NET
INVESTMENT INCOME	REALIZED GAIN (LOSS)

$356,855	$(356,855)

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (2011-2014) and has concluded that as of December 31, 2014, no provision for income tax is required in the Fund’s financial statements.

14 | 2014 Annual Report to Stockholders

Royce Focus Trust

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholders of
Royce Focus Trust, Inc.
New York, New York

We have audited the accompanying statement of assets and liabilities of Royce Focus Trust, Inc., (“Fund”) including the schedule of investments, as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Royce Focus Trust, Inc. at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER, & BAKER LLP

Philadelphia, Pennsylvania
February 23, 2015

2014 Annual Report to Stockholders | 15

Directors and Officers

All Directors and Officers may be reached c/o The Royce Funds, 745 Fifth Avenue, New York, NY 10151

Charles M. Royce, Director1, President
Age: 75 | Number of Funds Overseen: 33 | Tenure: Since 1982
Non-Royce Directorships: Director of TICC Capital Corp.
Principal Occupation(s) During Past Five Years: Chief Executive Officer and Chairman of Board of Managers of Royce & Associates, LLC (“Royce”), the Trust’s investment adviser.

W. Whitney George, Director1, Vice President
Age: 56 | Number of Funds Overseen: 1 | Tenure: Since 2013
Non-Royce Directorships: None
Principal Occupation(s) During Past Five Years: Managing Director and Vice President of Royce, having been employed by Royce since October 1991.

Patricia W. Chadwick, Director
Age: 66 | Number of Funds Overseen: 33 | Tenure: Since 2009
Non-Royce Directorships: Trustee of ING Mutual Funds and Director of Wisconsin Energy Corp.
Principal Occupation(s) During Past 5 Years: Consultant and President of Ravengate Partners LLC (since 2000).

Richard M. Galkin, Director
Age: 76 | Number of Funds Overseen: 33 | Tenure: Since 1982
Non-Royce Directorships: None
Principal Occupation(s) During Past Five Years: Private investor. Mr. Galkin’s prior business experience includes having served as President of Richard M. Galkin Associates, Inc., telecommunications consultants, President of Manhattan Cable Television (a subsidiary of Time, Inc.), President of Haverhills Inc. (another Time, Inc. subsidiary), President of Rhode Island Cable Television, and Senior Vice President of Satellite Television Corp. (a subsidiary of Comsat).

Stephen L. Isaacs, Director
Age: 75 | Number of Funds Overseen: 33 | Tenure: Since 1989
Non-Royce Directorships: None
Principal Occupation(s) During Past Five Years: Attorney and President of Health Policy Associates, Inc., consultants. Mr. Isaacs’s prior business experience includes having served as President of the Center for Health and Social Policy (from 1996 to 2012); Director of Columbia University Development Law and Policy Program and Professor at Columbia University (until August 1996).

Arthur S. Mehlman, Director
Age: 72 | Number of Funds Overseen: 51 | Tenure: Since 2004
Non-Royce Directorships: Director/Trustee of registered investment companies constituting the 18 Legg Mason Funds.
Principal Occupation(s) During Past Five Years: Director of The League for People with Disabilities, Inc.; Director of University of Maryland Foundation (non-profits). Formerly: Director of Municipal Mortgage & Equity, LLC (from October 2004 to April 1, 2011); Director of University of Maryland College Park Foundation (non-profit) (from 1998 to 2005); Partner, KPMG LLP (international accounting firm) (from 1972 to 2002); Director of Maryland Business Roundtable for Education (from July 1984 to June 2002).

David L. Meister, Director
Age: 75 | Number of Funds Overseen: 33 | Tenure: Since 1982
Non-Royce Directorships: None
Principal Occupation(s) During Past Five Years: Consultant. Chairman and Chief Executive Officer of The Tennis Channel (from June 2000 to March 2005). Mr. Meister’s prior business experience includes having served as Chief Executive Officer of Seniorlife.com, a consultant to the communications industry, President of Financial News Network, Senior Vice President of HBO, President of Time-Life Films, and Head of Broadcasting for Major League Baseball.

G. Peter O’Brien, Director
Age: 69 | Number of Funds Overseen: 51 | Tenure: Since 2001
Non-Royce Directorships: Director/Trustee of registered investment companies constituting the 18 Legg Mason Funds; Director of TICC Capital Corp.
Principal Occupation(s) During Past Five Years: Trustee Emeritus of Colgate University (since 2005); Board Member of Hill House, Inc. (since 1999); Formerly: Trustee of Colgate University (from 1996 to 2005), President of Hill House, Inc. (from 2001 to 2005) and Managing Director/Equity Capital Markets Group of Merrill Lynch & Co. (from 1971 to 1999).

John D. Diederich, Vice President and Treasurer
Age: 63 | Tenure: Since 2001
Principal Occupation(s) During Past Five Years: Chief Operating Officer, Managing Director and member of the Board of Managers of Royce; Chief Financial Officer of Royce; Director of Administration of the Trust; and President of RFS, having been employed by Royce since April 1993.

Jack E. Fockler, Jr., Vice President
Age: 56 | Tenure: Since 1995
Principal Occupation(s) During Past Five Years: Managing Director and Vice President of Royce, and Vice President of RFS, having been employed by Royce since October 1989.

Daniel A. O’Byrne, Vice President and Assistant Secretary
Age: 52 | Tenure: Since 1994
Principal Occupation(s) During Past Five Years: Principal and Vice President of Royce, having been employed by Royce since October 1986.

Christopher D. Clark, Vice President
Age: 49 | Tenure: Since 2014
Principal Occupation(s) During Past Five Years: President (since July 2014), Co-Chief Investment Officer (Since January 2014) and Managing Director of Royce, having been employed by Royce since May 2007.

Francis D. Gannon, Vice President
Age: 47 | Tenure: Since 2014
Principal Occupation(s) During Past Five Years: Co-Chief Investment Officer (Since January 2014) and Managing Director of Royce, having been employed by Royce since September 2006.

John E. Denneen, Secretary and Chief Legal Officer
Age: 47 | Tenure: 1996-2001 and Since April 2002
Principal Occupation(s) During Past Five Years: General Counsel, Chief Legal and Compliance Officer, and Secretary of Royce; Secretary and Chief Legal Officer of The Royce Funds.

Lisa Curcio, Chief Compliance Officer
Age: 55 | Tenure: Since 2004
Principal Occupation(s) During Past Five Years: Chief Compliance Officer of The Royce Funds (since October 2004) and Compliance Officer of Royce (since June 2004).

[1] Interested Director.

Director will hold office until their successors have been duly elected and qualified or until their earlier resignation or removal.

16 | 2014 Annual Report to Stockholders

Board Approval of Investment Advisory Agreements

Board Approval of New Investment Advisory and Subadvisory Agreements for Royce Focus Trust, Inc.
The Board of Directors of Royce Focus Trust, Inc. (the “Board”) met in person at a regularly scheduled meeting on December 15-16, 2014, for purposes of, among other things, considering whether it would be in the best interests of Royce Focus Trust, Inc. (the “Fund”) and its stockholders to approve a new investment advisory agreement by and between the Fund and Sprott Asset Management L.P. (the “New Investment Advisory Agreement”) and a new investment subadvisory agreement by and among the Fund, Sprott Asset Management L.P., and Sprott Asset Management USA Inc. (the “New Investment Subadvisory Agreement” and, together with the New Investment Advisory Agreement, the “New Agreements”).

    The implementation of the New Agreements is contingent on separate stockholder approval of each New Agreement and the election of a new slate of Directors to the Board as set forth in more detail in the Fund’s Proxy Statement dated January 6, 2015 (the “Proxy Statement”). In the event all of the proposals described in the Proxy Statement do not receive the required stockholder approvals, the New Agreements will not be implemented and Royce & Associates, LLC (“R&A”) will remain the investment adviser to the Fund.

In connection with the Board’s review of the New Agreements, the current directors who are not “interested persons” of the Fund within the meaning of the Investment Company Act of 1940 (collectively, the “Current Independent Directors”) requested, and Sprott provided the Board with, information about a variety of matters, including, without limitation, the following information:

•	Information regarding the financial condition of Sprott Asset Management L.P. (“Sprott Asset”) and Sprott Asset Management USA Inc. (“Sprott USA” and, together with Sprott Asset, “Sprott”) and any related future business initiatives;
•	The expected investment advisory compensation to be payable by the Fund to Sprott Asset under the New Investment Advisory Agreement;
•	The expected investment Subadvisory compensation, if any, to be payable by Sprott Asset to Sprott USA under the New Investment Subadvisory Agreement;
•	Comparative fee and expense information for registered investment companies similar to the Fund as identified by Morningstar Associates, LLC (“Morningstar”);
•	Background information on the qualifications and experience of Sprott senior management and the key professional personnel that are expected to provide services to the Fund;
•	A description of the nature, extent, and quality of services Sprott expects to provide to the Fund and how such services may differ from those provided to the Fund by R&A;
•	Information on compliance matters, including background information on the qualifications and experience of the expected Chief Compliance Officer for the Fund and a summary of Sprott compliance programs that will be applicable to the Fund;
•	Comparative investment performance information for registered investment companies similar to the Fund as identified by Morningstar;
•	Information regarding broker selection, trade allocation, brokerage “recapture,” and “soft dollars;” and
•	Information on current legal matters.

In connection with the Board’s review of the New Agreements, the Current Independent Directors considered the matters set forth above along with the following information:
•	W. Whitney George, the Fund’s portfolio manager since 2002, is leaving R&A and has entered into a one-year employment agreement with Sprott Asset, to go into effect upon the effective date of the New Agreements;
•	Mr. George’s long portfolio management tenure with the Fund and its historical investment performance, which included past periods of significantly outperforming its then-current benchmark index and Morningstar peer group;
•	Sprott’s assurance that there will not be any diminution in the nature, quality, and extent of services provided to the Fund following implementation of the New Agreements;
•	Sprott’s expectation that the Fund will be managed in substantially the same manner after implementation of the New Agreements as it has been under the Current Investment Advisory Agreement;
•	Sprott’s indication that it has no present intention to increase the investment advisory fee rate set forth in the current investment advisory agreement by and between the Fund and R&A (the “Current Investment Advisory Agreement”);
•	That the Fund’s portfolio is unlike that of any other Royce Fund;
•	Mr. George’s significant ownership stake in the Fund;
•	Sprott’s experience in managing pooled investment vehicles and accounts; and
•	Sprott and R&A have agreed to pay all: (i) fees and expenses of the Fund in connection with the Board’s consideration of the New Agreements and (ii) costs of seeking stockholder approval of the New Agreements and the new slate of Directors.

     At the December 15-16, 2014 meeting, the Board and the Current Independent Directors, voting separately, determined that the New Agreements are in the best interests of the Fund in light of the services, personnel, expenses and such other matters as the Board considered to be relevant in the exercise of its reasonable business judgment and approved them for their initial terms.

     To reach this determination, the Board considered its duties under the Investment Company Act of 1940 (the “1940 Act”) as well as under the general principles of state law in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisers with respect to advisory agreements and the receipt of investment advisory compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. To assist the Board in its evaluation of each of the New Agreements, the Current Independent Directors received materials in advance of the Board meeting from Sprott and R&A. The Directors also met with a senior executive of Sprott and Mr. George. The Current Independent Directors also met separately with their independent legal counsel to discuss the information provided by Sprott and R&A. The Board applied its business judgment to determine whether the arrangements by and among the Fund, Sprott Asset, and Sprott USA are reasonable business arrangements from the Fund’s perspective as well as from the perspective of its stockholders.

The nature, extent, and, quality of services to be provided by Sprott Asset and Sprott USA.
The Board considered the following factors to be of fundamental importance to its consideration of whether to approve the New Agreements: (i) Mr. George’s long tenure as the portfolio manager of the Fund; (ii) Mr. George’s 33 years of value investing experience and related track record; (iii) Mr. George’s focus on mid-cap, small-cap, and micro-cap value investing; (iv) background information on the qualifications and experience of Sprott senior management and the key professional personnel that are expected to provide services to the Fund; and (v) Sprott’s experience in managing pooled investment vehicles and accounts and its related organizational capabilities.

     The Board found that the investment advisory services provided by R&A to the Fund under the Current Investment Advisory Agreement are substantially identical to the investment advisory services to be provided by Sprott to the Fund under the New Agreements. The Board also considered the fact that R&A provided, and Sprott is expected to provide, certain administrative services to the Fund at cost pursuant to the relevant administration agreement. The Board determined that the overall services to be provided to the Fund by Sprott would

2014 Annual Report to Stockholders | 17

Board Approval of Investment Advisory Agreements (continued)

be substantially identical to those previously provided to the Fund by R&A. As it had in its previous considerations of the renewal of the Current Investment Advisory Agreement in respect of R&A’s management of the Fund, the Board concluded that the nature and quality of the services to be provided by Sprott to the Fund would be suitable for the Fund.

Investment performance.
The Fund, like other R&A managed funds, uses a risk-averse, value approach to investing. In light of that approach, the Board believes that risk-adjusted performance continues to be the most appropriate measure of the Fund’s investment performance. One measure of risk-adjusted performance the Board has historically used in its review of the Fund’s performance is the Sharpe Ratio. The Sharpe Ratio is a risk-adjusted measure of performance developed by Nobel Laureate William Sharpe. It is calculated by dividing a fund’s annualized excess returns by its annualized standard deviation to determine reward per unit of risk. The higher the Sharpe Ratio, the better a fund’s historical risk-adjusted performance. The Board attaches primary importance to risk-adjusted performance over relatively long periods of time, typically 3 to 10 years.

     The Fund’s use of preferred stock leverage from November 1997 to mid-November 2012, however, served to offset R&A’s risk-averse, value approach by increasing return volatility (i.e., standard deviation). The Fund’s recent over-weighting of metals and mining stocks, its focus on more cyclical “quality” stocks, and the greater proportion of yield-oriented securities (e.g., master limited partnerships, real estate investment trusts, and utilities) in the Russell 2500 Index, the Fund’s current benchmark index, also adversely affected the Fund’s absolute and relative investment performance. Using Morningstar data, the Board noted that the Fund’s Sharpe Ratio placed in the fourth quartile in the Mid Cap Growth category assigned by Morningstar for the 3-year, 5-year, and 10-year periods ended December 31, 2013.

     The Board also noted that the Fund’s relative performance has improved significantly since short-term interest rates hit their lows on May 2, 2013. The Board further noted the Fund’s annualized total returns for the 3-year, 5-year, and 10-year periods ended October 31, 2014 were 9.16%, 11.32%, and 8.34%, respectively while those of the Russell 2500 Index for those same periods were 19.03%, 18.40%, and 9.18%, respectively.

     The Board noted that Mr. George has served as the Fund’s portfolio manager since 2002 and that the Fund had enjoyed periods of significant investment outperformance relative to its then-current benchmark index and Morningstar peer group during his tenure. The Board further noted that the portfolio management strategy and methods used in managing the Fund are not expected to change as a result of implementation of the New Agreements. Finally, the Board noted that Mr. George had also served as a portfolio manager or assistant portfolio manager on a number of R&A managed funds that invest in micro-cap, small-cap, and mid-cap issuers.

     Although the Board recognized that past performance is not necessarily an indicator of future results, it found that Mr. George, Sprott Asset, and Sprott USA had the necessary qualifications, experience and track record in managing micro-cap, small-cap, and mid-cap securities to manage the Fund. In light of the foregoing, the Directors determined that Sprott Asset was an appropriate investment adviser for the Fund and that Sprott USA was an appropriate investment subadviser for the Fund.

Cost of the services provided and profits realized by Sprott from its relationships with the Fund.
Because the engagement of Sprott Asset and Sprott USA for the provision of investment management services to the Fund is new, there was no related historical cost or profitability information for the Board to review in connection with its consideration of each of the New Agreements. As a result, this factor was generally not considered by the Board.

The extent to which economies of scale would be realized as the Fund grows and whether fee levels would reflect such economies of scale.
The Board noted that the investment advisory fee rate payable by the Fund would not change in connection with the transition of investment management services from R&A to Sprott. As it had in its previous considerations of the renewal of the Current Investment Advisory Agreement, the Board considered whether there have been economies of scale in respect of the management of the Fund, whether the Fund has appropriately benefited from any economies of scale and whether there is potential for realization of any further economies of scale. The Board again noted the time and effort involved in managing portfolios of micro-, small-, and mid-cap stocks and that they did not involve the same efficiencies as do portfolios of large-cap stocks. As it had in its previous approvals of the renewal of the Current Investment Advisory Agreement, the Board concluded that the current fee structure for the Fund was reasonable, that stockholders sufficiently participated in economies of scale, and that no changes were currently necessary.

Comparison of services to be rendered and fees to be paid to those under other investment advisory contracts, such as contracts of the same and other investment advisers or other clients.
The Board noted that: (i) the rate of investment advisory compensation payable by the Fund to R&A under the Current Investment Advisory Agreement is the same as the rate of investment advisory compensation to be payable by the Fund to Sprott Asset under the New Investment Advisory Agreement; (ii) neither the Fund nor Sprott Asset will compensate Sprott USA for the services provided by Sprott USA under the New Investment Subadvisory Agreement; (iii) Sprott did not manage any pooled investment vehicles or accounts with an investment objective or investment strategy similar to those used to manage the Fund; and (iv) Sprott did not manage any investment companies registered under the 1940 Act.

     As it had in its previous considerations of the renewal of the Current Investment Advisory Agreement, the Board compared the investment advisory fee payable by the Fund under the New Investment Advisory Agreement to contracts of other investment advisers to registered investment companies investing in micro-, small-, and mid-cap stocks, as provided by Morningstar. The Board noted that the Fund’s investment advisory fee based on its average net asset level for the year ended December 31, 2013 fell within the 4th quartile (88th percentile) of its Morningstar-assigned open-end peer group. The Board also noted that the Fund’s net expense ratio based on average net assets for the year ended December 31, 2013 fell within the 3rd quartile (69th percentile) of its Morningstar-assigned open-end peer group, 8 basis points above the Morningstar peer group median (1.09%). Finally, the Board noted that the Fund’s net expense ratio based on average net assets for the 10-month period ended October 31, 2014 was 1.14%.

Conclusion
It was noted that no single factor was cited as determinative to the decision of the Directors. Rather, after weighing all of the considerations and conclusions discussed above, the entire Board, including all of the Current Independent Directors, approved the New Investment Advisory Agreement and the New Investment Subadvisory Agreement, concluding that having the Fund enter into the New Agreements was in the best interest of the stockholders of the Fund and that the investment advisory fee rate was reasonable in relation to the services provided.

18 | 2014 Annual Report to Stockholders

Notes to Performance and Other Important Information

The thoughts expressed in this Review and Report concerning recent market movements and future prospects for small company stocks are solely the opinion of Royce at December 31, 2014, and, of course, historical market trends are not necessarily indicative of future market movements. Statements regarding the future prospects for particular securities held in the Fund’s portfolio and Royce’s investment intentions with respect to those securities reflect Royce’s opinions as of December 31, 2014 and are subject to change at any time without notice. There can be no assurance that securities mentioned in this Review and Report will be included in any Royce-managed portfolio in the future. Investments in securities of micro-cap, small-cap and/or mid-cap companies may involve considerably more risk than investments in securities of larger-cap companies. All publicly released material information is disclosed by the Funds on the website at www.roycefunds.com.

     Sector weightings are determined using the Global Industry Classification Standard (“GICS”). GICS was developed by, and is the exclusive property of, Standard & Poor’s Financial Services LLC (“S&P”) and MSCI Inc. (“MSCI”). GICS is the trademark of S&P and MSCI. “Global Industry Classification Standard (GICS)” and “GICS Direct” are service marks of S&P and MSCI.

     All indexes referred to are unmanaged and capitalization weighted. Each index’s returns include net reinvested dividends and/or interest income. Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group. The Russell 2500 is an index of 2,500 smallest publicly traded U.S. companies in the Russell 3000 Index. The performance of an index does not represent exactly any particular investment, as you cannot invest directly in an index. Returns for the market indexes used in this report were based on information supplied to Royce by Russell Investments.

     The Price-Earnings, or P/E, Ratio is calculated by dividing a company’s share price by its trailing 12-month earnings-per share (EPS). The Price-to-Book, or P/B, Ratio is calculated by dividing a company’s share price by its book value per share. The Morningstar Style Map uses proprietary scores of a stock’s value and growth characteristics to determine its placement in one of the five categories listed on the horizontal axis. These characteristics are then compared to those of other stocks within the same market capitalization band. Each is scored from zero to 100 for both value and growth attributes. The value score is subtracted from the growth score to determine the overall style score. For the vertical, market cap axis, Morningstar subdivides into size groups. Giant-cap stocks are defined as those that account for the top 40% of the capitalization of each style zone; large-cap stocks represent the next 30%; mid-cap stocks the next 20%; small-cap stocks the next 7%; micro-cap stocks the smallest 3%. The Royce Funds is a service mark of The Royce Funds. Distributor: Royce Fund Services, Inc.

Forward-Looking Statements
This material contains forward-looking statements within the meaning of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), that involve risks and uncertainties, including, among others, statements as to:
•	the Fund’s future operating results
•	the prospects of the Fund’s portfolio companies
•	the impact of investments that the Fund has made or may make
•	the dependence of the Fund’s future success on the general economy and its impact on the companies and industries in which the Fund invests, and
•	the ability of the Fund’s portfolio companies to achieve their objectives.

     This Review and Report uses words such as “anticipates,” “believes,” “expects,” “future,” “intends,” and similar expressions to identify forward-looking statements. Actual results may differ materially from those projected in the forward-looking statements for any reason.

     The Fund has based the forward-looking statements included in this Review and Report on information available to us on the date of the report, and we assume no obligation to update any such forward-looking statements. Although the Fund undertakes no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that we may make through future stockholder communications or reports.

Authorized Share Transactions
Royce Focus Trust is authorized to offer its common stockholders an opportunity to subscribe for additional shares of its common stock through rights offerings at a price per share that may be less than the share’s then current net asset value. The timing and terms of any such offerings are within the Board’s discretion.

Annual Certifications
As required, the Fund has submitted to the Nasdaq for Royce Focus Trust, the annual certification of the Fund’s Chief Executive Officer that he is not aware of any violation of the Nasdaq’s Corporate Governance listing standards. The Fund also has included the certification of the Fund’s Chief Executive Officer and Chief Financial Officer required by section 302 of the Sarbanes-Oxley Act of 2002 as exhibits to the Fund form N-CSR for the period ended December 31, 2014, filed with the Securities and Exchange Commission.

Proxy Voting
A copy of the policies and procedures that The Royce Funds use to determine how to vote proxies relating to portfolio securities and information regarding how each of The Royce Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, on The Royce Funds’ website at www.roycefunds.com, by calling (800) 221-4268 (toll-free) and on the website of the Securities and Exchange Commission (“SEC”), at www.sec.gov.

Form N-Q Filing
The Fund files its complete schedule of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The Fund’s holdings are also on the Fund’s website approximately 15 to 20 days after each calendar quarter end and remain available until the next quarter’s holdings are posted. The Fund’s Form N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. To find out more about this public service, call the SEC at (800) 732-0330. The Fund’s complete schedule of investments is updated quarterly, and is available at www.roycefunds.com.

2014 Annual Report to Stockholders | 19

Results of Stockholders Meeting

Royce Focus Trust, Inc.
At the 2014 Annual Meeting of Stockholders held on September 24, 2014, the Fund’s stockholders elected two Directors, consisting of:
	VOTES FOR	VOTES WITHHELD

Patricia W. Chadwick	17,401,762	195,798

Richard M. Galkin	17,394,783	202,776

20 | 2014 Annual Report to Stockholders

About The Royce Funds	Contact Us

Wealth of Experience
With approximately $32 billion in total assets under management, Royce & Associates is committed to the same investment principles that have served us well for more than 40 years. Chuck Royce, our Chief Executive Officer, enjoys one of the longest tenures of any active mutual fund manager. Royce’s investment staff also includes 24 portfolio managers and analysts and nine traders.
GENERAL INFORMATION General Royce Funds information including an overview of our firm and Funds (800) 221-4268

Multiple Funds, Common Focus
Our goal is to offer both individual and institutional investors the best available micro-cap, small-cap, and/or mid-cap portfolios. We have chosen to concentrate on smaller-company investing by providing investors with a range of funds that take full advantage of this large and diverse sector.
COMPUTERSHARE Transfer Agent and Registrar Speak with a representative about: • Your account, transactions, and forms (800) 426-5523

Consistent Discipline
Our approach emphasizes paying close attention to risk and maintaining the same discipline, regardless of market movements and trends. The price we pay for a security must be below our appraisal of its current worth. This requires a thorough analysis of the financial and business dynamics of an enterprise, as though we were purchasing the entire company.
FINANCIAL ADVISORS AND BROKER-DEALERS Speak with your regional Royce contact regarding: • Information about our firm, strategies, and Funds • Fund Materials (800) 337-6923

Co-Ownership of Funds
It is important that our employees and shareholders share a common financial goal. Our officers, employees, and their families currently have more than $185 million invested in The Royce Funds and are often among the largest individual shareholders.

roycefunds.com

Item 2.    Code(s) of Ethics.   As of the end of the period covered by this report, the Registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3.    Audit Committee Financial Expert.

(a)(1)	The Board of Directors of the Registrant has determined that it has an audit committee financial expert.

(a)(2)	Arthur S. Mehlman and Patricia W. Chadwick were designated by the Board of Directors as the Registrant’s Audit Committee Financial Experts, effective April 15, 2004 and April 8, 2010, respectively. Mr. Mehlman and Ms. Chadwick are “independent” as defined under Item 3 of Form N-CSR.

Item 4.    Principal Accountant Fees and Services.

(a)	Audit Fees:
Year ended December 31, 2014 - $30,000
Year ended December 31, 2013 - $29,000

(b)	Audit-Related Fees:
Year ended December 31, 2014 - $0
Year ended December 31, 2013 - $0

(c)	Tax Fees:
Year ended December 31, 2014 - $7,200 - Preparation of tax returns
Year ended December 31, 2013 - $7,100 - Preparation of tax returns

(d)	All Other Fees:
Year ended December 31, 2014 - $0
Year ended December 31, 2013 - $0

(e)(1)       Annual Pre-Approval: On an annual basis, the Registrant’s independent auditor submits to the Audit Committee a schedule of proposed audit, audit-related, tax and other non-audit services to be rendered to the Registrant and/or investment adviser(s) for the following year that require pre-approval by the Audit Committee. This schedule provides a description of each type of service that is expected to require pre-approval and the maximum fees that can be paid for each such service without further Audit Committee approval. The Audit Committee then reviews and determines whether to approve the types of scheduled services and the projected fees for them. Any subsequent revision to already pre-approved services or fees (including fee increases) are presented for consideration at the next regularly scheduled Audit Committee meeting, as needed.

If subsequent to the annual pre-approval of services and fees by the Audit Committee, the Registrant or one of its affiliates determines that it would like to engage the Registrant’s independent auditor to perform a service not already pre-approved, the request is to be submitted to the Registrant’s Chief Financial Officer, and if he or she determines that the service fits within the independence guidelines (e.g., it is not a prohibited service), he or she will then arrange for a discussion of the proposed service and fee to be included on the agenda for the next regularly scheduled Audit Committee meeting so that pre-approval can be considered.

Interim Pre-Approval: If, in the judgment of the Registrant’s Chief Financial Officer, a proposed engagement needs to commence before the next regularly scheduled Audit Committee meeting, he or she shall submit a written summary of the proposed engagement to all members of the Audit Committee, outlining the services, the estimated maximum cost, the category of the services (e.g., audit, audit-related, tax or other) and the rationale for engaging the Registrant’s independent auditor to perform the services. To the extent the proposed engagement involves audit, audit-related or tax services, any individual member of the Audit Committee who is an independent Board member is authorized to pre-approve the engagement. To the extent the proposed engagement involves non-audit services other than audit-related or tax, the Chairman of the Audit Committee is authorized to pre-approve the engagement. The Registrant’s Chief Financial Officer will arrange for this interim review and coordinate with the appropriate member(s) of the Committee. The independent auditor may not commence the engagement under consideration until the Registrant’s Chief Financial Officer has informed the auditor in writing that pre-approval has been obtained from the Audit Committee or an individual member who is an independent Board member. The member of the Audit Committee who pre-approves any engagements in between regularly scheduled Audit Committee meetings is to report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next regularly scheduled meeting.

(e)(2)	Not Applicable

(f)	Not Applicable

(g)	Year ended December 31, 2014 - $7,200
Year ended December 31, 2013 - $7,100

(h)	No such services were rendered during 2014 or 2013.

Item 5.     Audit Committee of Listed Registrants.The Registrant has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. Patricia W. Chadwick, Richard M. Galkin, Stephen L. Isaacs, Arthur S. Mehlman, David L. Meister, and G. Peter O’Brien are members of the Registrant’s audit committee.

Item 6.     Investments.
(a) See Item 1.

(b) Not applicable.

Item 7.     Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

June 5, 2003, as amended
through October 22, 2009

Royce & Associates Proxy Voting Guidelines and Procedures

These procedures apply to Royce & Associates, LLC (“Royce”) and all funds and other client accounts for which it is responsible for voting proxies, including all open and closed-end registered investment companies (“The Royce Funds”), limited partnerships, limited liability companies, separate accounts, other accounts for which it acts as investment adviser and any accounts for which it acts as sub-adviser that have delegated proxy voting authority to Royce. Such authority is determined at the inception of each client account and generally: (i) is specifically authorized in the applicable investment management agreement or other written instrument or (ii) where not specifically authorized, is granted to Royce where general investment discretion is given to it in the applicable investment management agreement. The Boards of Trustees/Directors of The Royce Funds (the “Boards”) have delegated all proxy voting decisions to Royce subject to these policies and procedures. Notwithstanding the above, from time to time the Boards may reserve voting authority for specific securities.

Receipt of Proxy Material. Under the continuous oversight of the Head of Administration, an Administrative Assistant designated by him is responsible for monitoring receipt of all proxies and ensuring that proxies are received for all securities for which Royce has proxy voting responsibility. All proxy materials are logged in upon receipt by Royce’s Librarian.

Voting of Proxies. Once proxy material has been logged in by Royce’s Librarian, it is then promptly reviewed by the designated Administrative Assistant to evaluate the issues presented. Regularly recurring matters are usually voted as recommended by the issuer’s board of directors or “management.” The Head of Administration or his designee, in consultation with the Chief Investment Officer, develops and updates a list of matters Royce treats as “regularly recurring” and is responsible for ensuring that the designated Administrative Assistant has an up-to-date list of these matters at all times, including instructions from Royce’s Chief Investment Officer on how to vote on those matters on behalf of Royce clients. Examples of “regularly recurring” matters include non-contested elections of directors and non-contested approval of independent auditors. Non-“regularly recurring” matters are brought to the attention of the portfolio manager(s) for the account(s) involved by the designated Administrative Assistant, and, after giving some consideration to advisories from Glass Lewis & Co., an independent third party research firm, the portfolio manager directs that such matters be voted in a way that he or she believes should better protect or enhance the value of the investment. If the portfolio manager determines that information concerning any proxy requires analysis, is missing or incomplete, he or she then gives the proxy to an analyst or another portfolio manager for review and analysis.

a.
From time to time, it is possible that one Royce portfolio manager will decide (i) to vote shares held in client accounts he or she manages differently from the vote of another Royce portfolio manager whose client accounts hold the same security or (ii) to abstain from voting on behalf of client accounts he or she manages when another Royce portfolio manager is casting votes on behalf of other Royce client accounts.

The designated Administrative Assistant reviews all proxy votes collected from Royce’s portfolio managers prior to such votes being cast. If any difference exists among the voting instructions given by Royce’s portfolio managers, as described above, the designated Administrative Assistant then presents these proposed votes to the Head of Administration, or his designee, and the Chief Investment Officer. The Chief Investment Officer, after consulting with the relevant portfolio managers, either reconciles the votes or authorizes the casting of differing votes by different portfolio managers. The Head of Administration, or his designee, maintains a log of all votes for which different portfolio managers have cast differing votes, that describes the rationale for allowing such differing votes and contains the initials of both the Chief Investment Officer and Head of Administration, or his designee, allowing such differing votes. The Head of Administration, or his designee, performs a weekly review of all votes cast by Royce to confirm that any conflicting votes were properly handled in accordance with the above-described procedures.

b.
There are many circumstances that might cause Royce to vote against an issuer’s board of directors or “management” proposal. These would include, among others, excessive compensation, unusual management stock options, preferential voting and poison pills. The portfolio managers decide these issues on a case-by-case basis as described above.

c.
A portfolio manager may, on occasion, determine to abstain from voting a proxy or a specific proxy item when he or she concludes that the potential benefit of voting is outweighed by the cost, when it is not in the client account’s best interest to vote.

d.	When a client has authorized Royce to vote proxies on its behalf, Royce will generally not accept instructions from the clients regarding how to vote proxies.

e.
If a security is on loan under The Royce Funds’ Securities Lending Program with State Street Bank and Trust Company (“Loaned Securities”), the Head of Administration, or his designee, will recall the Loaned Securities and request that they be delivered within the customary settlement period after the notice, to permit the exercise of their voting rights if the number of shares of the security on loan would have a material effect on The Royce Funds’ voting power at the up-coming stockholder meeting. A material effect is defined as any case where the Loaned Securities are 1% or more of a class of a company’s outstanding equity securities. Monthly, the Head of Administration or his designee will review the summary of this activity by State Street. A quarterly report detailing any exceptions that occur in recalling Loaned Securities will be given to the Boards.

Custodian banks are authorized to release all proxy ballots held for Royce client account portfolios to Glass Lewis & Co. for voting, utilizing the Viewpoint proxy voting platform. Substantially all portfolio companies utilize Broadridge to collect their proxy votes.

Under the continuous oversight of the Head of Administration, or his designee, the designated Administrative Assistant is responsible for voting all proxies in a timely manner. Votes are returned to Broadridge using Viewpoint as ballots are received, generally two weeks before the scheduled meeting date. The issuer can thus see that the shares were voted, but the actual vote cast is not released to the company until 4:00 pm on the day before the meeting. If proxies must be mailed, they go out at least ten business days before the meeting date.

Conflicts of Interest. The designated Administrative Assistant reviews reports generated by Royce’s portfolio management system (“Quest PMS”) that set forth by record date, any security held in a Royce client account which is issued by a (i) public company that is, or a known affiliate of which is, a separate account client of Royce (including sub-advisory relationships), (ii) public company, or a known affiliate of a public company, that has invested in a privately-offered pooled vehicle managed by Royce or (iii) public company, or a known affiliate of a public company, by which the spouse of a Royce employee or an immediate family member of a Royce employee living in the household of such employee is employed, for the purpose of identifying any potential proxy votes that could present a conflict of interest for Royce. The Head of Administration, or his designee, develops and updates the list of such public companies or their known affiliates which is used by Quest PMS to generate these daily reports. This list also contains information regarding the source of any potential conflict relating to such companies. Potential conflicts identified on the “conflicts reports” are brought to the attention of the Head of Administration or his designee by the designated Administrative Assistant. An R&A Compliance Officer then reviews them to determine if business or personal relationships exist between Royce, its officers, managers or employees and the company that could present a material conflict of interest. Any such identified material conflicts are voted by Royce in accordance with the recommendation given by an independent third party research firm (Glass Lewis & Co.). The Head of Administration or his designee maintains a log of all such conflicts identified, the analysis of the conflict and the vote ultimately cast. Each entry in this log is signed by the Chief Investment Officer before the relevant votes are cast.

Recordkeeping. A record of the issues and how they are voted is stored in the Viewpoint system. Copies of all physically executed proxy cards, all proxy statements (with it being permissible to rely on proxy statements filed and available on Edgar) and any other documents created or reviewed that are material to making a decision on how to vote proxies are retained in the Company File maintained by Royce’s Librarian in an easily accessible place for a period of not less than six years from the end of the fiscal year during which the last entry was made on such record, the first two years at Royce’s office. In addition, copies of each written client request for information on how Royce voted proxies on behalf of that client, and a copy of any written response by Royce to any (written or oral) client request for information on how Royce voted proxies on behalf of that client will be maintained by Royce’s Head of Administration and/or Royce’s Director of Alternative Investments, or their designee (depending on who received such request) for a period of not less than six years from the end of the fiscal year during which the last entry was made on such record, the first two years at Royce’s office. Royce’s Compliance Department shall maintain a copy of any proxy voting policies and procedures in effect at any time within the last five years.

Disclosure. Royce’s proxy voting procedures will be disclosed to clients upon commencement of a client account. Thereafter, proxy voting records and procedures are generally disclosed to those clients for which Royce has authority to vote proxies as set forth below:

-	The Royce Funds – proxy voting records are disclosed annually on Form N-PX (with such voting records also available at www.roycefunds.com). Proxy voting procedures are available in the Statement of Additional Information for the open-end funds, in the annual report on Form N-CSR for the closed-end funds and at www.roycefunds.com.
-	Limited Liability Company and Limited Partnership Accounts – proxy voting records are disclosed to members/partners upon request and proxy voting procedures (along with a summary thereof) are provided to members/partners annually (and are available at www.roycefunds.com).
-	Separate Accounts – proxy voting records and procedures are disclosed to separate account clients annually.

Item 8.   Portfolio Managers of Closed-End Management Investment Companies.
(a)(1)    Portfolio Managers of Closed-End Management Investment Companies (information as of December 31, 2014)
Name	Title	Length of Service	Principal Occupation(s) During Past 5 Years
W. Whitney George	Vice President and member of the Board of Directors of the Registrant	Since July 2002	Managing Director and Vice President of Royce & Associates, LLC (“Royce”), investment adviser to the Registrant.

(a)(2) Other Accounts Managed by Portfolio Manager and Potential Conflicts of Interest (information as of December 31, 2014)

Other Accounts
Type of Account	Number of Accounts Managed	Total Assets Managed	Number of Accounts Managed for which Advisory Fee is Performance-Based	Value of Managed Accounts for which Advisory Fee is Performance Based
Registered investment companies	1	$187,748,715	0	$0
Private pooled investment vehicles	1	$73,635,929	1	$73,635,929
Other accounts*	1	$49,877,527	-	-
*Other accounts include all other accounts managed by the Portfolio Manager in either a professional or personal capacity except for personal accounts subject to pre-approval and reporting requirements under the Registrant’s Rule 17j-1 Code of Ethics.

Conflicts of Interest
The fact that the Portfolio Manager has day-to-day management responsibility for more than one client account may create actual, potential or only apparent conflicts of interest. For example, the Portfolio Manager may have an opportunity to purchase securities of limited availability. In this circumstance, the Portfolio Manager is expected to review each account’s investment guidelines, restrictions, tax considerations, cash balances, liquidity needs and other factors to determine the suitability of the investment for each account and to ensure that his managed accounts are treated equitably. The Portfolio Manager may also decide to purchase or sell the same security for multiple managed accounts at approximately the same time. To address any conflicts that this situation may create, the Portfolio Manager will generally combine managed account orders (i.e., enter a “bunched” order) in an effort to obtain best execution or a more favorable commission rate. In addition, if orders to buy or sell a security for multiple accounts managed by common Portfolio Managers on the same day are executed at different prices or commission rates, the transactions will generally be allocated by Royce & Associates, LLC (“Royce”) to each of such managed accounts at the weighted average execution price and commission. In circumstances where a pre-allocated bunched order is not completely filled, each account will normally receive a pro-rated portion of the securities based upon the account’s level of participation in the order. Royce may under certain circumstances allocate securities in a manner other than pro-rata if it determines that the allocation is fair and equitable under the circumstances and does not discriminate against any account.

As described below, there is a revenue-based component of the Portfolio Manager’s Performance-Related Variable Compensation and the Portfolio Manager also receives Firm-Related Variable Compensation based on revenues (adjusted for certain imputed expenses) generated by Royce. In addition, the Portfolio Manager receives variable compensation based on Royce’s retained pre-tax profits from operations. As a result, the Portfolio Manager may receive a greater relative benefit from activities that increase the value to Royce of The Royce Funds and/or other Royce client accounts, including, but not limited to, increases in sales of the Registrant’s shares and assets under management.

Also, as described above, the Portfolio Manager manages more than one client account, including, among others, registered investment company accounts, separate accounts and private pooled accounts managed on behalf of institutions (e.g., pension funds, endowments and foundations) and for high-net-worth individuals. The appearance of a conflict of interest may arise where Royce has an incentive, such as a performance-based management fee (or any other variation in the level of fees payable by The Royce Funds or other Royce client accounts to Royce), which relates to the management of one or more of The Royce Funds or accounts with respect to which the Portfolio Manager has day-to-day management responsibilities. None of the registered investment company accounts for which the Portfolio Manager serves as a portfolio manager pay a performance-based fee to Royce.

Finally, conflicts of interest may arise when the Portfolio Manager personally buys, holds or sells securities held or to be purchased or sold for the Registrant or other Royce client account or personally buys, holds or sells the shares of one or more of The Royce Funds. To address this, Royce has adopted a written Code of Ethics designed to prevent and detect personal trading activities that may interfere or conflict with client interests (including Registrant’s stockholders’ interests). Royce generally does not permit its Portfolio Managers to purchase small- or micro-cap securities in their personal investment portfolios.

Royce and The Royce Funds have adopted certain compliance procedures which are designed to address the above-described types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

(a)(3) Description of Portfolio Manager Compensation Structure (information as of December 31, 2014)

Royce seeks to maintain a compensation program that is competitively positioned to attract and retain high-caliber investment professionals. The Portfolio Manager receives from Royce a base salary, Performance-Related Variable Compensation, Firm-Related Variable Compensation based primarily on registered investment company and other client account revenues generated by Royce and a benefits package. Portfolio Manager compensation is reviewed and may be modified from time to time as appropriate to reflect changes in the market, as well as to adjust the factors used to determine variable compensation. Except as described below, the Portfolio Manager’s compensation consists of the following elements:

-	BASE SALARY. The Portfolio Manager is paid a base salary. In setting the base salary, Royce seeks to be competitive in light of the Portfolio Manager’s experience and responsibilities.

-	PERFORMANCE-RELATED VARIABLE COMPENSATION. The Portfolio Manager receives quarterly Performance-Related Variable Compensation that is either asset-based, or revenue-based and therefore in part based on the value of the net assets of the account for which he is being compensated, determined with reference to each of the registered investment company and other client accounts he is managing. The Performance-Related Variable Compensation applicable to the registered investment company accounts managed by the Portfolio Manager is subject to downward adjustment or elimination based on a combination of 3-year, 5-year and 10-year risk-adjusted pre-tax returns of such accounts relative to all small-cap objective funds with three years of history tracked by Morningstar (as of December 31, 2014 there were 395 such Funds tracked by Morningstar), the 5-year absolute returns of such accounts relative to 5-year U.S. Treasury Notes and absolute returns over the prior full market cycle and current cycle to date vs. the accounts’ benchmark. The Performance-Related Variable Compensation applicable to non-registered investment company accounts managed by the Portfolio Manager is not subject to performance-related adjustment.

Payment of the Performance-Related Variable Compensation may be deferred, and any amounts deferred are forfeitable, if the Portfolio Manager is terminated by Royce with or without cause or resigns. The amount of the deferred Performance-Related Variable Compensation will appreciate or depreciate during the deferral period, based on the total return performance of one or more Royce-managed registered investment company accounts selected by the Portfolio Manager at the beginning of the deferral period. The amount deferred will depend on the Portfolio Manager’s total direct, indirect beneficial and deferred unvested investments in the Royce registered investment company account for which he or she is receiving portfolio management compensation.

-	FIRM-RELATED VARIABLE COMPENSATION. The Portfolio Manager receives quarterly variable compensation based on Royce’s net revenues.

-	BENEFIT PACKAGE. The Portfolio Manager also receives benefits standard for all Royce employees, including health care and other insurance benefits, and participation in Royce’s 401(k) Plan and Money

Purchase Pension Plan. From time to time, on a purely discretionary basis, the Portfolio Manager may also receive options to acquire stock in Royce’s parent company, Legg Mason, Inc. Those options typically represent a relatively small portion of the Portfolio Manager’s overall compensation.

The Portfolio Manager, in addition to the above-described compensation, also receives variable compensation based on Royce’s retained pre-tax operating profit. This variable compensation, along with the Performance-Related Variable Compensation and Firm-Related Variable Compensation, generally represents the most significant element of the Portfolio Manager’s compensation.

(a)(4) Dollar Range of Equity Securities in Registrant Beneficially Owned by Portfolio Manager (information as of December 31, 2014)

The following table shows the dollar range of the Registrant’s shares owned beneficially and of record by the Portfolio Manager, including investments by his immediately family members sharing the same household and amounts invested through retirement and deferred compensation plans.

Dollar Range of Registrant’s Shares Beneficially Owned
Over $1,000,000

(b) Not Applicable.

Item 9.   Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not Applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.Not Applicable.

Item 11.  Controls and Procedures.

(a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) Internal Control over Financial Reporting. There were no significant changes in Registrant’s internal control over financial reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses during the second fiscal quarter of the period covered by this report.

Item 12. Exhibits.   Attached hereto.

(a)(1) The Registrant’s code of ethics pursuant to Item 2 of Form N-CSR.

(a)(2) Separate certifications by the Registrant’s Principal Executive Officer and Principal Financial Officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not Applicable

(b)  Separate certifications by the Registrant’s Principal Executive Officer and Principal Financial Officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ROYCE FOCUS TRUST, INC.

BY:	/s/ Charles M. Royce
Charles M. Royce
President

Date: March 4, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

ROYCE FOCUS TRUST, INC.	ROYCE FOCUS TRUST, INC.

BY: /s/ Charles M. Royce	BY: /s/ John D. Diederich
Charles M. Royce	John D. Diederich
President	Chief Financial Officer

Date: March 4, 2015	Date: March 4, 2015